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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Data Processing Resources Corporation on Form S-8 of our report dated September 19, 1996 (October 25, 1996 as to Note 12), appearing in the Annual Report on Form 10-K of Data Processing Resources Corporation for the year ended July 31, 1996.

                                                DELOITTE & TOUCHE LLP

Costa Mesa, California
July 1, 1997